Dear Shareholder:

      At the start of 1998, expectations that the turmoil in Asia would dampen economic growth in the U.S. led investors to conclude that inflationary pressures in the near term would remain muted and, therefore, the Federal Reserve would leave monetary policy unchanged. As a result, long-term interest rates during the first three months of the year remained in a narrow 5.75% to 6.00% trading range, following the gradual decline in long-term interest rates since April 1997. In addition to the positive backdrop of a strong U.S. economy, low inflation, stable interest rates, and a neutral monetary policy, greater stability in overseas financial markets formed the foundation for continued gains in the stock market. By the end of March, monthly economic indicators suggested that the economy was not slowing as quickly as expected and worries mounted that the Federal Reserve would take preemptive action to slow the economy in order to avert an acceleration in the rate of inflation. At the same time, political uncertainty and social unrest in Indonesia began to cause renewed instability in the Asian financial markets. As a result, for the past two months long-term interest rates have remained steady and the stock market has traded in a narrow band, roughly equivalent to 9,000 to 9,200 for the Dow Jones Industrial Average.

      As upcoming reports document slower growth and continued low inflation, fears of a Fed tightening should begin to recede. Continued reports of low inflation should also alleviate underlying worries about a possible acceleration in inflation and interest rates should decline. Given our positive outlook for inflation, we think long-term interest rates could drift down in the second half of the year. Under those circumstances, the stock market should continue to add to the gains of the first three months of 1998.

      Castle Convertible Fund is primarily intended to produce current income and, as such, it does not fully participate in sharp advances in the stock market. Still, the convertibility of its holdings does typically enable the Fund to capture some of a stock market rally and enhance total returns, as has been the case for the first six months of fiscal 1998. For the six months ended April 30, 1998, the total return for the Fund equaled 4.85% on a NAV basis, exceeding the 3.65% total return for the Lehman Brothers Government/Corporate Bond Index, a common measure of fixed-income returns. Castle should, we believe, add to these gains in the months to come.


                                       Respectfully submitted,

                                       /s/ David D. Alger

                                       David D. Alger
                                       President

May 25, 1998


CASTLE CONVERTIBLE FUND, INC.
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 1998

Principal      Corporate Convertible
 Amount         Bonds-36.0%                                Value
-------------------------------------------------------------------

               AEROSPACE-2.2%
$  250,000     Atlantic Coast Airlines, Inc., Cv.
                Sub. Notes, 7.00%, 7/1/04(a)            $   788,125
   500,000     Kellstrom Industries Inc., Cv. Sub.
                Notes, 5.75%, 10/15/02(a)                   585,000
                                                        -----------
                                                          1,373,125
                                                        -----------
               COMPUTER RELATED & BUSINESS
                EQUIPMENT-5.0%
 1,000,000     Bay Networks Inc., Cv. Sub. Deb.,
                5.25%, 5/15/03                              965,000
   500,000     DSC Communications Corp., Cv.
                Sub. Notes, 7.00%, 8/1/04(a)                465,625
 1,000,000     Quantum Corporation, Cv. Sub.
                Notes, 7.00%, 8/1/04                        998,750
   900,000     Read-Rite Corporation, Cv. Sub.
                Notes, 6.50%, 9/1/04                        733,500
                                                        -----------
                                                          3,162,875
                                                        -----------
               CONSUMER PRODUCTS
                & SERVICES-1.8%
 1,250,000     Fieldcrest Cannon Inc., Cv. Sub.
                Deb., 6.00%, 3/15/12                      1,156,250
                                                        -----------
               ENERGY-1.0%
   650,000     Parker Drilling Corp., Cv. Sub.
                Notes, 5.50%, 8/1/04                        648,375
                                                        -----------
               HEALTHCARE-1.3%
   500,000     ESC Medical Systems Ltd., Cv.
                Sub. Notes, 6.00%, 9/1/02(a)                498,750
   400,000     NeXstar Pharmaceuticals, Inc., Cv.
                Sub. Deb., 6.25%, 8/1/04(a)                 347,000
                                                        -----------
                                                            845,750
                                                        -----------
               LEISURE & ENTERTAINMENT-.4%
   200,000     Family Golf Centers, Inc., Cv. Sub.
                Notes, 5.75%, 10/15/04(a)                   259,000
                                                        -----------
               MANUFACTURING-2.0%
 1,250,000     Quanex Corp., Cv. Sub. Deb.,
                6.88%, 6/30/07                            1,312,500
                                                        -----------
               METALS-2.8%
 1,750,000     Inco Limited, Cv. Sub. Deb.,
                7.75%, 3/15/16                            1,785,000
                                                        -----------
               PRINTING-2.4%
 1,400,000     World Color Press Inc., Cv. Sub.
                Notes, 6.00%, 10/1/07                     1,498,875
                                                        -----------
               REAL ESTATE-1.8%
 1,000,000     Developers Diversified Realty Corp.,
                Cv. Sub. Deb., 7.00%, 8/15/99             1,170,000
                                                        -----------
               RETAILING-7.8%
 1,000,000     Genesco Inc., Cv. Sub. Notes,
                5.50%, 4/15/05(a)                         1,047,500
   600,000     Men's Wearhouse Inc., Cv. Sub.
                Notes, 5.25%, 3/1/03                        784,500
 1,500,000     Michaels Stores Inc., Cv. Sub.
                Deb., 6.75%, 1/15/03                      1,498,125
   700,000     Saks Holdings Inc., Cv. Sub.
                Notes, 5.50%, 9/15/06                       607,250
 1,200,000     Sunglass Hut Inc., Cv. Sub.
                Notes, 5.25%, 6/15/03                       993,000
                                                        -----------
                                                          4,930,375
                                                        -----------
               SEMICONDUCTORS-7.5%
$  750,000     Integrated Process Equipment
                Corp., Cv. Sub. Notes, 6.25%,
                9/15/04(a)                              $   660,938
 1,400,000     Micron Technology, Inc., Cv. Sub.
                Notes, 7.00%, 7/1/04                      1,366,750
   750,000     National Semiconductor, Cv. Sub.
                Notes, 6.50%, 10/1/02(a)                    749,062
   500,000     Photronics Inc., Cv. Sub. Notes,
                6.00%, 6/1/04                               743,750
 1,250,000     VLSI Technology, Inc., Cv. Sub.
                Notes, 8.25%, 10/1/05                     1,237,500
                                                        -----------
                                                          4,758,000
                                                        -----------
               Total Corporate Convertible Bonds
                (Cost $21,508,919)                       22,900,125
                                                        -----------
               Convertible Preferred
  Shares       Securities-19.2%
----------
               AEROSPACE & AIRLINES-1.8%
    22,000     Coltec Capital Trust, 5.25% Cv.
                Pfd.(a)                                   1,171,500
                                                        -----------
               BROADCASTING-2.1%
    20,000     Sinclair Broadcast Group, Inc.,
                $3.00 Cv. Pfd., Series D                  1,300,000
                                                        -----------
               ENERGY-2.6%
    10,000     Hvide Capital Trust, 6.5% Cv.
                Pfd.(a).                                    470,000
    20,000     AES Trust II, $2.75 Cv. Pfd.,
                Series B                                  1,175,000
                                                        -----------
                                                          1,645,000
                                                        -----------
               FOODS & BEVERAGES-3.7%
    18,000     Chiquita Brands International Inc.,
                $2.875 Cv. Pfd. A                           855,000
    30,000     Suiza CapitalTrust II, 5.50% Cv.
                Pfd.(a)                                   1,462,500
                                                        -----------
                                                          2,317,500
                                                        -----------
               LEISURE & ENTERTAINMENT-2.9%
    17,000     Royal Caribbean Cruises Limited,
                $3.625 Cv. Pfd. A                         1,867,875
                                                        -----------
               PRINTING-.5%
     5,000     Big Flower Trust I, 6.00% Cv.
                Pfd.(a)                                     305,000
                                                        -----------
               RAW MATERIALS-3.6%
    20,000     Bethlehem Steel Corporation,
                $5.00 Cum. Pfd.                           1,106,250
     5,000     Howell Corp., $3.50 Cv. Pfd.                 242,500
    10,000     TIMET Capital Trust I, 6.625%
                Cv. Pfd. (a)                                480,000
    10,000     TIMET Capital Trust I, 6.625%
                Cv. Pfd.                                    480,000
                                                        -----------
                                                          2,308,750
                                                        -----------
               REAL ESTATE-2.0%
    40,000     Security Capital Industrial Trust,
                7.00%, Cv. Pfd. B                         1,260,000
                                                        -----------
               Total Convertible Preferred
               Securities (Cost $10,592,236)             12,175,625
                                                        -----------

               Mandatory Convertible
  Shares        Securities-9.6%                            Value
-------------------------------------------------------------------

               COMMUNICATIONS-2.1%
    30,000     AirTouch Communications, Inc.,
                6.00% Cv. Pfd., Class B,
                8/16/99(c)                              $ 1,331,250
                                                        -----------
               ENERGY-1.5%
    30,100     MCN Corporation, 8.75%, Pfd.,
                4/30/99(c)                                  966,963
                                                        -----------
               FINANCIAL SERVICES-2.2%
    45,000     The Money Store Inc., $1.72 Cv.
                Pfd., 12/1/99(c)                          1,378,125
                                                        -----------
               FOODS & BEVERAGES-1.6%
    17,000     Ralston Purina Co., 7.00%
                Exchangeable Notes, 12/1/00(b)            1,034,875
                                                        -----------
               LEISURE & ENTERTAINMENT-2.2%
    25,000     Premier Parks Inc., 7.50% Income
                Equity Securities, 4/1/01(c)              1,406,250
                                                        -----------
               Total Mandatory Convertible
                Securities (Cost $5,275,282)              6,117,463
                                                        -----------
               Common Stocks-12.2%
               UTILITIES
    45,000     American Electric Power Co., Inc.          2,148,750
    50,000     New Century Energies Inc.                  2,375,000
    38,000     OGE Energy Corp.                           2,087,625
    43,000     Puget Sound Energy Inc.                    1,131,437
                                                        -----------
               Total Common Stocks
                (Cost $4,733,197)                         7,742,812
                                                        -----------

Principal      Short-Term Corporate
 Amount         Notes-22.1%                                Value
-------------------------------------------------------------------

$3,000,000     Aetna Services Inc., 5.55%,
                5/5/98                                  $ 2,998,150
 1,600,000     B.A.T. Capital Corp., 5.60%,
                5/12/98                                   1,597,262
 3,000,000     Cooperative Association of Tractor
                Dealers Inc., 5.52%, 5/4/98               2,998,620
 3,000,000     General Motors Acceptance
                Corp., 5.49%, 5/5/98                      2,998,170
   360,000     Household Finance Corp., 5.49%,
                5/6/98                                      359,726
 1,850,000     Hydro-Quebec., 5.52%, 5/11/98              1,847,163
 1,200,000     Merrill Lynch & Co., Inc., 5.51%,
                5/7/98                                    1,198,898
                                                        -----------
               Total Short-Term Corporate Notes
                (Cost $13,997,989)                       13,997,989
                                                        -----------
Total Investments
 (Cost $56,107,623)(d)                        99.1%      62,934,014
Other Assets in Excess of Liabilities           .9          599,874
                                             ----------------------
Total Net Assets                             100.0%     $63,533,888
                                             ======================

--------------------
<Fa>  Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.
<Fb>  Exchangeable into common stock of Interstate Bakeries Corporation.
<Fc>  These securities are required to be converted on the date listed; they generally may be converted prior to this date at the option of the holder.
<Fd>  At April 30, 1998, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $56,107,623, amounted to $6,826,391, which consisted of aggregate gross unrealized appreciation of $7,440,991 and aggregate gross unrealized depreciation of $614,600.

                            --------------------

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1998 (Unaudited)

ASSETS:
  Investments in securities, at value (cost $56,107,623), see accompanying
   schedule of investments                                                                $62,934,014
  Cash                                                                                         45,007
  Receivable for investment securities sold                                                   440,833
  Dividends and interest receivable                                                           387,731
  Prepaid expenses                                                                             11,547
                                                                                          -----------
      Total Assets                                                                         63,819,132

LIABILITIES:
  Payable for investment securities purchased                                 $212,604
  Investment advisory fees payable                                              39,620
  Directors' fees payable                                                        3,260
  Accrued expenses                                                              29,760
                                                                              --------
      Total Liabilities                                                                       285,244
                                                                                          -----------
NET ASSETS applicable to 2,236,003 outstanding shares of $0.01 par value
 (10,000,000 shares authorized)                                                           $63,533,888
                                                                                          ===========
NET ASSET VALUE PER SHARE                                                                 $     28.41
                                                                                          ===========

                     See Notes to Financial Statements.


CASTLE CONVERTIBLE FUND, INC.
STATEMENT OF OPERATIONS
For the six months ended April 30, 1998 (Unaudited)

INVESTMENT INCOME:
  Income:
    Interest                                                              $1,221,233
    Dividends                                                                680,647
                                                                          ----------
      Total Income                                                         1,901,880
  Expenses:
    Investment advisory fees-Note 2(a)                      $  239,750
    Shareholder reports                                         25,511
    Directors' fees                                             19,836
    Custodian and transfer agent fees                           16,399
    Professional fees                                           11,527
    Bookkeeping fees                                             9,000
    Miscellaneous                                                7,764
                                                            ----------

      Total Expenses                                                         329,787
                                                                          ----------
NET INVESTMENT INCOME                                                      1,572,093
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                           2,057,756
  Net change in unrealized depreciation on investments        (349,587)
                                                            ----------
  Net realized and unrealized gain (loss) on investments                   1,708,169
                                                                          ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $3,280,262
                                                                          ==========

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  Six Months Ended
                                                                   April 30, 1998        Year Ended
                                                                    (Unaudited)       October 31, 1997

FROM INVESTMENT ACTIVITIES:
  Net investment income                                             $ 1,572,093         $ 3,433,579
  Net realized gain on investments                                    2,057,756           5,386,112
  Net change in unrealized depreciation on investments                 (349,587)           (730,772)
                                                                    -------------------------------
      Net increase in net assets resulting from operations            3,280,262           8,088,919
                                                                    -------------------------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                                              (1,855,823)         (3,577,609)
  Net realized gains                                                 (5,142,806)         (3,309,288)
                                                                    -------------------------------
      Total dividends                                                (6,998,629)         (6,886,897)
                                                                    -------------------------------
      Net increase (decrease) in net assets                          (3,718,367)          1,202,022
NET ASSETS:
  Beginning of period                                                67,252,255          66,050,233
                                                                    -------------------------------
  End of period (including undistributed net investment income
   of $351,914 and $635,644, respectively)                          $63,533,888         $67,252,255
                                                                    ===============================


                     See Notes to Financial Statements.


CASTLE CONVERTIBLE FUND, INC.
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period


                                             Six                                            Four
                                           Months                                          Months
                                            Ended           Year Ended October 31,          Ended      Year Ended June 30,
                                           April 30,    -----------------------------    October 31,   -------------------
                                         1998(i)(ii)     1997       1996       1995      1994(ii)       1994       1993
                                         ---------------------------------------------------------------------------------

Net asset value, beginning of period       $ 30.08      $ 29.54    $ 28.39    $ 25.77     $ 25.07      $ 27.29    $ 24.20
                                           ------------------------------------------------------------------------------
Net investment income                          .71         1.54       1.56       1.74        0.52         1.62       1.68
Net realized and unrealized gain
 (loss) on investments                         .75         2.08       1.89       3.29        0.58        (1.60)      3.23
                                           ------------------------------------------------------------------------------
Total from investment operations              1.46         3.62       3.45       5.03        1.10         0.02       4.91
                                           ------------------------------------------------------------------------------
Dividends from net investment
 income                                      (0.83)       (1.60)     (1.59)     (1.60)      (0.40)       (1.67)     (1.82)
Distributions from net realized gains        (2.30)       (1.48)     (0.71)     (0.81)          -        (0.57)         -
                                           ------------------------------------------------------------------------------
      Total Distributions                    (3.13)       (3.08)     (2.30)     (2.41)      (0.40)       (2.24)     (1.82)
                                           ------------------------------------------------------------------------------
Net asset value, end of period             $ 28.41      $ 30.08    $ 29.54    $ 28.39     $ 25.77      $ 25.07    $ 27.29
                                           ==============================================================================
Market value, end of period                $ 25.44      $ 25.75    $ 25.38    $ 25.63     $ 24.38      $ 22.25    $ 26.50
                                           ==============================================================================

Total investment return based on
 market value per share                      10.61%       14.01%      8.14%     15.82%      11.28%       (8.41%)    34.26%
                                           ==============================================================================

Ratios and Supplemental Data:
  Net assets, end of period
   (000's omitted)                         $63,534      $67,252    $66,050    $63,478     $57,207      $55,665    $60,365
                                           ==============================================================================
  Ratio of expenses to average net
   assets                                     1.03%        1.00%      1.03%      1.05%       1.04%        1.05%      1.06%
                                           ==============================================================================
  Ratio of net investment income to
   average net assets                         4.92%        5.26%      5.44%      6.62%       6.02%        6.02%      6.50%
                                           ==============================================================================
  Portfolio Turnover Rate                    21.16%       57.58%     63.68%     52.80%       8.65%       29.38%     52.63%
                                           ==============================================================================
  Average Commission Rate Paid             $ .0692      $ .0693    $ .0703
                                           ===============================

--------------------
<Fi>  Unaudited.
<Fii> Ratios have been annualized; total investment return has not been annualized.

                     See Notes to Financial Statements.


CASTLE CONVERTIBLE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1-Summary of Significant Accounting Policies:

      Castle Convertible Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, closed-end management investment company. The Fund's investment adviser is Fred Alger Management, Inc. (the "Adviser").

      Effective October 31, 1994, the Fund changed its fiscal year end from June 30 to October 31.

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(a) Investment Valuation-Investments in securities are valued at 4:00 p.m. Eastern time. Listed and unlisted securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Directors. Short-term corporate notes are valued at amortized cost which approximates market value.

(b) Securities Transactions and Investment Income-Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in, first-out method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(c) Dividends to Shareholders-Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income are declared and paid quarterly. Dividends from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

(d) Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including net realized capital gains, to its shareholders. Therefore, no federal income tax provision is required.

(e) Other-These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 2-Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees-Fees incurred by the Fund, pursuant to the provisions of an Investment Advisory Contract (the "Contract") with the Adviser, are payable monthly and computed at an annual rate of .75% based on the Fund's average weekly net asset value.

      The Contract further provides that if in any fiscal year the aggregate expenses of the Fund (excluding interest, brokerage commissions, taxes and extraordinary expenses) should exceed 1.5% of the first $30 million of average net assets and 1.0% of the average net assets of the Fund over $30 million, the Adviser will reimburse the Fund for such excess expenses. For the six months ended April 30, 1998, no reimbursement was required pursuant to the Contract. For the six months ended April 30, 1998, the total investment advisory fee charged to the Fund amounted to $239,750, and the Adviser received $9,000 for bookkeeping services supplied to the Fund at cost.

(b) Transfer Agent Fees-Alger Shareholder Services, Inc. ("Alger Services"), an affiliate of the Adviser, serves as transfer agent for the Fund. During the six months ended April 30, 1998, the Fund incurred fees of approximately $7,600 for services provided by Alger Services and reimbursed Alger Services approximately $1,300 for transfer agent related expenses paid by Alger Services on behalf of the Fund.

(c) Directors' Fees-Certain directors and officers of the Fund are directors and officers of the Adviser and Alger Services. The Fund pays each director who is not affiliated with the Adviser or its affiliates an annual fee of $8,000, payable quarterly, which is reduced proportionately by any meetings not attended during the quarter.

(d) Other Transactions With Affiliates-At April 30, 1998, the Adviser and its affiliates owned 318,756 shares of the Fund.

NOTE 3-Securities Transactions:

      During the six months ended April 30, 1998, purchases and sales of investment securities, excluding short-term securities, aggregated $11,260,625 and $22,251,049, respectively.

NOTE 4-Components of Net Assets:

      At April 30, 1998, the Fund's net assets consisted of:



Paid-in capital                            $54,012,068
Undistributed net investment income            351,914
Undistributed net realized gain              2,343,515
Net unrealized appreciation                  6,826,391
                                           -----------
NET ASSETS                                 $63,533,888
                                           ===========




     CASTLE |
CONVERTIBLE |Meeting the challenge
      FUND, |of investing
       INC. |


Board of Directors

Fred M. Alger, Chairman
David D. Alger
Lester L. Colbert, Jr.
Arthur M. Dubow
Stephen E. O'Neil
Nathan E. Saint-Amand
John T. Sargent
--------------------------------------------------
Investment Adviser

Fred Alger Management, Inc.
75 Maiden Lane
New York, N.Y. 10038
--------------------------------------------------
Transfer Agent and Dividend Disbursing Agent

Alger Shareholder Services, Inc.
30 Montgomery Street, Box 2001
Jersey City, N.J. 07302-9811
--------------------------------------------------
Results of the Annual Meeting of Shareholders

The annual meeting of the shareholders of the Fund was held on December 9, 1997. The following matters were submitted to a shareholder vote and approved:

(i) the reelection of the following directors of the Fund: Fred M. Alger, David D. Alger, Lester L. Colbert, Jr., Arthur M. Dubow, Stephen E. O'Neil, Nathan E. Saint-Amand, and John T. Sargent. Each of the directors reelected received at least 1,917,378 affirmative votes and no more than 18,744 votes were withheld for any director. There were 15,330 abstentions.

(ii) the ratification of the selection of Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ending October 31, 1998:
For-1,920,285; Against-19,997; Abstain-16,348

(iii) the approval of the removal of an investment restriction of the Fund:
For-1,257,692; Against-65,637; Abstain-56,182.
--------------------------------------------------
This report was prepared for distribution to shareholders and to others who may be interested in current information concerning the Fund. It was not prepared for use, nor is it circulated in connection with any offer to sell, or solicitation of any offer to buy, any securities.





     CASTLE |
CONVERTIBLE |Meeting the challenge
      FUND, |of investing
       INC. |



Semi-Annual Report
  April 30, 1998